Exhibit 10.3

ESESIS, INC.
MARK HOGAN, INDIVIDUALLY

7346 E PEAKVIEW
CENTENNIAL CO 80111

BORROWER'S NAME AND ADDRESS
"I" includes each borrower above, joint and severally

First American State Bank
8390 E Crescent Pkwy, Ste 100
Greenwood Village, CO 80111

LENDER'S NAME AND ADDRESS
"You" means the lender, its successors and assigns

Loan Number   16540
Date          11/03/03
Maturity Date 05/03/04
Loan Amount   $25,000.00
Renewal Of    ______________

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of Twenty five thousand and no/100 Dollars $25,000.00
[ ]  Single Advance: I will receive all of this principal sum on
     _______________.  No additional advances are contemplated under this note.
[X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 11/03/03 I will receive the amount of $__________ and future principal advances are contemplated.
     Conditions: The conditions for future advances are ________________
     _________________________________________________________________.

     [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on MAY 03, 2004.
     [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from NOVEMBER 03, 2003 at the rate of 6.5000% per year until May 03, 2004.
[ ]  Variable Rate: This rate may then change as stated below.
     [ ] Index Rate: The future rate will be _____________ the following index rate: ___________________________________________________
          ______________________________________________________________.
     [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
     [ ] Frequency and Timing: The rate on this note may change as often as ___________________________________________________________.
            A change in the interest rate will take effect______________.
     [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ______% or less than _____%. The rate may not change more than _____% each
          ___________.
     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
     [ ]  The amount of each scheduled payment will change.
     [ ]  The amount of the final payment will change.
     [ ]  __________________________________________________________.
ACCRUAL METHOD: Interest will be calculated on a Actual/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below.
     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [X] at a rate equal to 3.000% above the stated interest rate, effective 15 days after maturity.
[X] LATE CHARGE: if a payment is made more than 10 days after it is due, I agree to pay a late charge of 5% of the Past Due Payment Amount.
[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above: _________________________________________.
PAYMENTS: I agree to pay this note as follows:
[X] Interest: I agree to pay accrued interest ON DEMAND, BUT IF NO DEMAND IS MADE THEN: Monthly Beginning - DECEMBER 03, 2003.
[x] Principal: I agree to pay the principal ON DEMAND, BUT IF NO DEMAND IS MADE THEN: At Maturity - MAY 03, 2004.
[ ] Installments: I agree to pay this note in _____ payments. The first payment will be in the amount of $__________ and will be due ________________________________. A payment of $__________ will be due ___________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due
     _____________________________________________.
ADDITIONAL TERMS:   DEFAULT RATE: NOTWITHSTANDING ANY PROVISIONS IN THE
                    LOAN DOCUMENTS, UPON DEFAULT OF THE BORROWER UNDER
                    THE TERMS OF THE NOTE, SECURITY OR LOAN DOCUMENTS,
                    INTEREST WILL ACCRUE ON THE OUTSTANDING PRINCIPAL
                    PLUS ADVANCES MADE BY LENDER AT A DEFAULT RATE OF
                    36.00% PER ANNUM.
                    BORROWER HEREBY, UPON REQUEST, AGREES TO PROVIDE
                    ANNUAL FINANCIAL STATEMENTS AND TAX RETURNS.
                    FAILURE TO SUPPLY REQUESTED ITEMS COULD BE CONSIDERED
                    A DEFAULT UNDER THE TERMS OF THIS NOTE.

[x] SECURITY: This note is separately secured by (describe separate document by type and date):
SECURITY AGREEMENT DATED NOVEMBER 30, 2003

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is BUSINESS: ESTABLISH BUSINESS LINE OF
CREDIT.

SIGNATURE FOR LENDER

First American State Bank


---------------------------

R L MCGILVERY
EXEC VICE PRESIDENT
---------------------------


SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE
2). I HAVE RECEIVED A COPY ON TODAY'S DATE.

ESESIS, INC.



---------------------------
MARK HOGAN, CEO/PRES


---------------------------
GARY GRIFFIN, SECRETARY


---------------------------
MARK HOGAN, INDIVIDUALLY